Exhibit 24.2

ATTACHMENT B

POWER OF ATTORNEY

Each of the undersigned Directors of Pacific Gas and Electric Company, a California corporation (the “Corporation”) hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, ROBIN J. REILLY, HENRY WEINTRAUB, BRIAN M. WONG and JOSEPH C. YU, and each of them, as his or her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his or her capacity as a Director of the Corporation:

(A)

an automatically effective registration statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the offering and sale by the Corporation of the following securities of the Corporation: debt securities, debentures, notes and/or other debt obligations of any seniority and whether senior or subordinated or secured or unsecured; and

(B)	any and all amendments, supplements and other filings or documents related to such Registration Statement.

Each of the undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

[Signature Page Follows]

The actions described above shall be effective on the date set forth below.

/s/ Rajat Bahri	/s/ Cheryl F. Campbell
Rajat Bahri	Cheryl F. Campbell
Feb 22, 2021	Feb 18, 2021

/s/ Kerry W. Cooper	/s/ Jessica L. Denecour
Kerry W. Cooper	Jessica L. Denecour
Feb 17, 2021	Feb 17, 2021

/s/ Mark E. Ferguson, III	/s/ Robert C. Flexon
Mark E. Ferguson, III	Robert C. Flexon
Feb 18, 2021	Feb 19, 2021

/s/ W. Craig Fugate	/s/ Arno L. Harris
W. Craig Fugate	Arno L. Harris
Feb 18, 2021	Feb 18, 2021

/s/ Michael R. Niggli	/s/ Patricia K. Poppe
Michael R. Niggli	Patricia K. Poppe
Feb 22, 2021	Feb 18, 2021

/s/ Dean L. Seavers	/s/ William L. Smith
Dean L. Seavers	William L. Smith
Feb 18, 2021	Feb 20, 2021

/s/ Oluwadara J. Treseder	/s/ Benjamin F. Wilson
Oluwadara J. Treseder	Benjamin F. Wilson
Feb 20, 2021	Feb 18, 2021

/s/ John M. Woolard	/s/ Adam L. Wright
John M. Woolard	Adam L. Wright
Feb 18, 2021	Feb 20, 2021

POWER OF ATTORNEY

Adam L. Wright, the undersigned, Executive Vice President, Operations and Chief Operating Officer of Pacific Gas and Electric Company, a California corporation (the “Corporation”), hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, ROBIN J. REILLY, HENRY WEINTRAUB, BRIAN M. WONG and JOSEPH C. YU, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Executive Vice President, Operations and Chief Operating Officer (principal executive officer) of the Corporation:

(A)

an automatically effective registration statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the offering and sale by the Corporation of the following securities of the Corporation: debt securities, debentures, notes and/or other debt obligations of any seniority and whether senior or subordinated or secured or unsecured; and

(B)	any and all amendments, supplements and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents as of the date set forth below.

/s/ Adam L. Wright
Adam L. Wright
Feb 20, 2021

POWER OF ATTORNEY

David S. Thomason, the undersigned, Vice President, Chief Financial Officer and Controller of Pacific Gas and Electric Company, a California corporation (the “Corporation”), hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, ROBIN J. REILLY, HENRY WEINTRAUB, BRIAN M. WONG and JOSEPH C. YU, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President, Chief Financial Officer (principal financial officer) and Controller (principal accounting officer) of the Corporation:

(A)

an automatically effective registration statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the offering and sale by the Corporation of the following securities of the Corporation: debt securities, debentures, notes and/or other debt obligations of any seniority and whether senior or subordinated or secured or unsecured; and

(B)	any and all amendments, supplements and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents as of the date set forth below.

/s/ David S. Thomason
David S. Thomason
Feb 22, 2021